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                                                                    EXHIBIT 23.2

                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated January 26, 2000 included in Hudson United Bancorp's Report on Form 8-K dated January 28, 2000 and to all references to our Firm included in this Registration Statement.

                                          ARTHUR ANDERSEN LLP

/s/ ARTHUR ANDERSEN LLP
Roseland, New Jersey
February 7, 2000